Quarterly Holdings Report
for
Fidelity Freedom® Blend 2055 Fund
June 30, 2024
FBF-Y55-NPRT1-0824
1.9892481.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/11/24 to 9/26/24 (b) (Cost $1,790,791)	1,800,000	1,790,823

Domestic Equity Funds - 52.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	8,460,780	167,100,401
Fidelity Series Commodity Strategy Fund (c)	114,573	11,144,523
Fidelity Series Large Cap Growth Index Fund (c)	4,655,945	107,459,204
Fidelity Series Large Cap Stock Fund (c)	4,758,575	109,161,715
Fidelity Series Large Cap Value Index Fund (c)	12,419,550	194,614,347
Fidelity Series Small Cap Core Fund (c)	394,410	4,543,605
Fidelity Series Small Cap Opportunities Fund (c)	2,367,210	35,366,114
Fidelity Series Value Discovery Fund (c)	4,694,775	71,830,060
TOTAL DOMESTIC EQUITY FUNDS (Cost $556,178,654)		701,219,969

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	2,414,011	36,427,427
Fidelity Series Emerging Markets Fund (c)	3,881,213	35,745,973
Fidelity Series Emerging Markets Opportunities Fund (c)	7,664,486	144,168,982
Fidelity Series International Growth Fund (c)	5,108,694	93,591,267
Fidelity Series International Index Fund (c)	2,829,294	35,111,539
Fidelity Series International Small Cap Fund (c)	1,112,644	18,970,584
Fidelity Series International Value Fund (c)	7,464,796	94,355,023
Fidelity Series Overseas Fund (c)	6,666,996	93,804,634
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $494,832,296)		552,175,429

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	66,317	641,950
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	84,148	642,046
Fidelity Series Emerging Markets Debt Fund (c)	861,397	6,727,509
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	232,239	2,055,317
Fidelity Series Floating Rate High Income Fund (c)	142,429	1,279,016
Fidelity Series High Income Fund (c)	815,432	6,865,942
Fidelity Series Investment Grade Securitized Fund (c)	0	0
Fidelity Series Long-Term Treasury Bond Index Fund (c)	10,302,453	56,560,468
Fidelity Series Real Estate Income Fund (c)	132,290	1,281,892
TOTAL BOND FUNDS (Cost $87,897,736)		76,054,140

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $1,841,496)	1,841,127	1,841,496

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,142,540,973)	1,333,081,857
NET OTHER ASSETS (LIABILITIES) - 0.0%	(482,291)
NET ASSETS - 100.0%	1,332,599,566

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	11	Sep 2024	1,288,760	846	846
ICE MSCI Emerging Markets Index Contracts (United States)	74	Sep 2024	4,026,340	7,707	7,707

TOTAL EQUITY INDEX CONTRACTS					8,553

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	446	Sep 2024	49,053,031	300,264	300,264
CBOT 5-Year U.S. Treasury Note Contracts (United States)	249	Sep 2024	26,537,953	120,974	120,974
CBOT Long Term U.S. Treasury Bond Contracts (United States)	49	Sep 2024	5,797,313	50,376	50,376

TOTAL TREASURY CONTRACTS					471,614

TOTAL PURCHASED					480,167

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	45	Sep 2024	12,423,375	(23,450)	(23,450)

TOTAL FUTURES CONTRACTS					456,717
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,790,823.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	1,103,667	9,765,926	9,028,079	16,208	(18)	-	1,841,496	0.0%
Total	1,103,667	9,765,926	9,028,079	16,208	(18)	-	1,841,496

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	585,811	54,372	6,686	311	9	8,444	641,950
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	591,411	54,299	6,686	237	44	2,978	642,046
Fidelity Series Blue Chip Growth Fund	146,393,860	13,416,117	6,952,743	-	285,183	13,957,984	167,100,401
Fidelity Series Canada Fund	33,917,087	3,794,473	753,726	-	(8,504)	(521,903)	36,427,427
Fidelity Series Commodity Strategy Fund	8,044,130	3,069,173	175,565	-	7,729	199,056	11,144,523
Fidelity Series Emerging Markets Debt Fund	6,147,171	691,296	73,547	96,619	1,330	(38,741)	6,727,509
Fidelity Series Emerging Markets Debt Local Currency Fund	1,954,079	151,375	18,721	-	(155)	(31,261)	2,055,317
Fidelity Series Emerging Markets Fund	31,848,618	2,809,903	611,416	-	26,785	1,672,083	35,745,973
Fidelity Series Emerging Markets Opportunities Fund	128,511,916	12,480,927	3,980,173	-	174,661	6,981,651	144,168,982
Fidelity Series Floating Rate High Income Fund	1,165,965	135,981	13,372	27,859	(10)	(9,548)	1,279,016
Fidelity Series Government Money Market Fund 5.42%	3,158	-	3,158	5	-	-	-
Fidelity Series High Income Fund	6,278,669	686,962	72,210	103,097	575	(28,054)	6,865,942
Fidelity Series International Growth Fund	85,474,615	10,413,119	952,228	-	44,121	(1,388,360)	93,591,267
Fidelity Series International Index Fund	32,212,867	3,351,357	359,302	-	2,117	(95,500)	35,111,539
Fidelity Series International Small Cap Fund	18,042,832	1,619,263	200,577	-	7,912	(498,846)	18,970,584
Fidelity Series International Value Fund	86,118,053	9,449,473	1,581,241	-	(4,667)	373,405	94,355,023
Fidelity Series Large Cap Growth Index Fund	92,690,379	8,733,404	2,022,337	175,936	49	8,057,709	107,459,204
Fidelity Series Large Cap Stock Fund	98,385,272	8,671,016	2,731,259	-	(25,833)	4,862,519	109,161,715
Fidelity Series Large Cap Value Index Fund	175,908,487	24,383,159	1,932,041	-	38,227	(3,783,485)	194,614,347
Fidelity Series Long-Term Treasury Bond Index Fund	58,197,064	6,560,736	6,815,844	484,238	(2,342,061)	960,573	56,560,468
Fidelity Series Overseas Fund	85,673,720	8,992,306	952,228	-	41,442	49,394	93,804,634
Fidelity Series Real Estate Income Fund	1,166,180	127,694	13,373	19,569	322	1,069	1,281,892
Fidelity Series Short-Term Credit Fund	187,041	1	186,092	215	4,036	(4,986)	-
Fidelity Series Small Cap Core Fund	1,767,782	3,412,818	591,239	19,494	(25,102)	(20,654)	4,543,605
Fidelity Series Small Cap Opportunities Fund	43,411,424	2,762,549	9,862,701	-	285,596	(1,230,754)	35,366,114
Fidelity Series Treasury Bill Index Fund	13,801	-	13,801	22	-	-	-
Fidelity Series Value Discovery Fund	64,711,475	10,067,275	714,423	-	26,949	(2,261,216)	71,830,060
	1,209,402,867	135,889,048	41,596,689	927,602	(1,459,245)	27,213,557	1,329,449,538

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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